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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 15, 1997

                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

        1-8552                                        31-0738296
(Commission File Number)                   (IRS Employer Identification No.)

                  100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (614) 248-5944

                                      N/A

         (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         On April 15, 1997, BANC ONE CORPORATION ("BANC ONE") issued a press release announcing its earnings for the three-month period ended March 31, 1997. A copy of such press release is filed herein as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements

               None. The financial statements included in this report are not required to be filed as part of this report.

         (b)   Pro Forma Financial Information

               None.

         (c)   Exhibits

               Exhibit 99.1 BANC ONE CORPORATION Press Release dated April 15,
                            1997 titled "Banc One Reports 12% Increase in First Quarter 1997 Earnings Per Share and Record First Quarter Earnings."

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BANC ONE CORPORATION
                                                (Registrant)

Date: April 17, 1997                            By: /s/ STEVEN ALAN BENNETT
                                                    --------------------------
                                                    Steven Alan Bennett
                                                    Senior Vice President and
                                                      General Counsel

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